                                                          UNITED STATES

                                       SECURITIES AND EXCHANGE COMMISSION

                                                      Washington, D.C. 20549

                                                                FORM 8-K/A

                                                       CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                               Date of Report: June 5, 2013

                                                               Abby Inc.

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                                  (Exact name of registrant as specified in its charter)

                        Nevada                                 000-54734                 46-1425196

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         (State or other jurisdiction of            (Commission File        (IRS Employer

           incorporation)                                    Number)                     Identification Number)

2655 Camino Del Rio North, Suite 410, San Diego, CA, 92108

                               (Address of Principal Executive Offices) (Zip Code)

                                                               702-751-0006

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                           Registrant's telephone number, including area code

                                                                N/A

                                                               -------

                  (Former name or former address, if changed since last report)

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR

230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR

240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c)

SECTION 1-REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Directors and Officers

On June 5, 2013 Lawson Kerster resigned as an officer and Director of the corporation in the capacity of CEO, President, Secretary and Treasurer and Director and chief financial officer.

Appointment of Officers and Directors

On June 5, 2013 Ms. Amanda Flores took on the role of President, Secretary  Treasurer and Chief Financial Officer and Director.

About Amanda Flores

President of Tulip Enterprises, Inc. Which has two divisions operating under two separate DBA designations..

1.

A)  T1O Gourmet Thai Food Truck. This gourmet food truck brings food of Thailand to customers in throughout Southern California and participates in several food festivals and similar events in Las Vegas, Nevada and several California locations.

B)  T1O Events and Promotions.  Activities are the planning of event promotions and assisting with the incubation of new events throughout its market area.

2.

Company Vision for business, business model, product and services focusing on large format events with a minimum public attendance of 1500.  Responsible for overall product development, and product introduction. Creation of critical benchmarks as to number of events, public awareness and other key factors against which each participating may check their performance. against.

Amanda Flores headed up ATG Inc. 2005-2011

Under the guidance of Ms. Flores ATG Inc. grew into a very successful marketing and infrastructure-building consulting firm sparking growth from concept to revenue of over three million dollars in revenues..

Etrade 1999-2004   Corporate Trainer

Amanda trained all new employees on company policy and procedures.  Over saw staff of 20 operations people that were required to meet monthly company given goals.

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There are no transactions between Ms. Flores and the Company that are reportable under Item 404(a) of Regulation S-K. There are no family relationships among our directors or executive officers.

Resignation of Directors and Officers

On June 5, 2013 Lawson Kerster resigned as an officer and Director of the corporation in the capacity of CEO, President, Secretary and Treasurer and Director and chief financial officer.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following is a complete list of exhibits filed as part of this Report.  Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation

Exhibit No.	Description
99.1	Board Resolution

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934,

the Registrant  has duly  caused  this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

ABBY INC.

s/s Amanda Flores

     Amanda Flores, President

Date: June 10, 2013